Exhibit 10.3(b)


                  Schedule of Warrant (new financing) Issued by
             NCT Group, Inc. to Carole Salkind on September 26, 2005


                          Expiration           Exercise            Shares
       Grant Date            Date               Price             Granted
       ----------        ------------         ---------         ------------
        09/26/05           09/26/10            $ 0.005           15,000,000